                                                                     EXHIBIT 3.1

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                                IRT PARTNERS L.P.


         The general partners of IRT Partners L.P., desiring to form a limited partnership pursuant to the Georgia Revised Uniform Limited Partnership Act, O.C.G.A. Title 14, Chapter 9, hereby certify as follows:

         1.       The name of the limited partnership is IRT Partners L.P.

         2. The address of the registered office of the limited partnership is 200 Galleria Parkway, Suite 1400, Atlanta, Georgia 30339 and the name and address of the initial agent for service of process is CT Corporation System at 1201 Peachtree Street, NE, Atlanta, Georgia 3036.

         3. The name and business address of the general partner of the limited partnership is as follows:

                IRT Property Company
                200 Galleria Parkway
                Suite 1400
                Atlanta, Georgia 30339

         IN WITNESS WHEREOF, the general partner has executed and sealed this certificate this 14th day of July, 1998.



                                       By: /s/ James G. Levy
                                          -------------------------------------
                                          James G. Levy
                                          Vice President and Treasurer

                                    SCHEDULE
                                   ATTACHED TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                          TRANSMITTAL INFORMATION FORM
                                       FOR
                                IRT PARTNERS L.P.

5.       Names and Business Addresses of each General Partner:

                                    IRT Property Company
                                    200 Galleria Parkway
                                    Suite 1400
                                    Atlanta, Georgia 30339


                                       12